                                                                   EXHIBIT 10.15


                      THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 10th day of June, 1997, by and among SOUTHERN MINERAL CORPORATION, a Nevada corporation (the "Borrower"), SMC PRODUCTION CO., a Texas corporation, SPRUCE HILLS PRODUCTION COMPANY, INC., a Delaware corporation and BEC ENERGY, INC., a Texas corporation (collectively, the "Co-Borrowers") and COMPASS BANK, a Texas state chartered banking institution ("Lender").

                                  WITNESSETH:

        WHEREAS, the Borrower, the Co-Borrowers and Lender did execute and exchange counterparts of that certain Credit Agreement dated December 20, 1995, executed in connection with a revolving loan extended to the Borrowers by Lender as amended by First Amendment effective as of June 1, 1996, and by letter amendment dated August 30, 1996, and by letter amendment dated January 22, 1997, and by Second Amendment to Credit Agreement effective as of December 17, 1996 (the "Credit Agreement");

        WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Credit Agreement and this Amendment, the parties hereto agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

        1.1 Terms Defined Above. As used herein, each of the terms "Amendment," "Borrowers," "Co-Borrowers," "Lender," and "Credit Agreement" shall have the meaning assigned to such term hereinabove.

        1.2 Terms Defined in Credit Agreement. As used herein, each term defined in the Credit Agreement shall have the meaning assigned thereto in the Credit Agreement, unless expressly provided herein to the contrary.

        1.3 References. References in this Amendment to Article or Section numbers shall be to Articles and Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Amendment in its entirety and not only to the particular Article or
Section in which such reference appears.


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     1.4  Articles and Sections.  This Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

     2.1 Amendment of Section 1.2. The following definitions are hereby added and/or amended to read as follows:

          "Commitment Termination Date" shall mean June 1, 2000.

          "Final Maturity" shall mean June 1, 2000.

          "L/C Exposure" shall mean, at any time, the aggregate maximum amount available to be drawn under outstanding Letters of Credit at such time.

          "Letter of Credit" shall mean any standby letter of credit issued by the Lender for the account of the Borrower pursuant to Section 2.23.

          "Letter of Credit Application" shall mean the standard letter of credit application employed by the Lender from time to time in connection with letters of credit.

          "Letter of Credit Fee" shall mean each fee payable to the Lender by the Borrower pursuant to Section 2.25 upon or in connection with the issuance of a Letter of Credit.

          "Loan" shall mean any loan made by the Lender to or for the benefit of the Borrower pursuant to this Agreement and any payment made by the Lender under a Letter of Credit.


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          "Loan Documents" shall mean this Agreement, the Note, the Letter of
     Credit Applications, the Letters of Credit, the Security Instruments, and all other documents and instruments now or hereafter delivered pursuant to the terms of or in connection with this Agreement, the Note, the Letter of Credit Applications, the Letters of Credit, or the Security Instruments, and all renewals and extensions of, or amendments and supplements to, and restatements of, any or all of the foregoing from time to time in effect.

          "Obligations" shall mean, without duplication, (a) all Indebtedness evidenced by the Note, (b) the undrawn, unexpired amount of all outstanding Letters of Credit, (c) the obligation of the Borrower for the payment of Commitment Fees, Facility Fees, Letter of Credit Fees, and Engineering Fees, and (e) all other obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

     2.2 Deletion of Section 2.2. Section 2.2 of the Credit Agreement shall be deleted.

     2.3 Amendment of Section 2.7. Section 2.7(a) of the Credit Agreement is hereby amended to read as follows:

          "2.7 Borrowing Base Determinations. (a) The Borrowing Base as of June 10, 1997, is acknowledged by the Borrower, the Co-Borrowers and the Lender to be $19,200,000. Commencing on July 1, 1997, and continuing thereafter on the first day of each calendar month until the earlier of the date such amount is redetermined or the Commitment Termination Date, the amount of the Borrowing Base shall be reduced by $300,000."

     2.4 Amendment of Section 2.8. Section 2.8 of the Credit Agreement is hereby amended to read as follows:

          "2.8 Mandatory Prepayments. If at any time the sum of the Loan Balance and the L/C Exposure exceeds the Borrowing Base then in effect, the Borrower and/or the Co-Borrower shall, within 30 days of notice from the Lender of such occurrence, (a) prepay, or make arrangements acceptable to the Lender for the prepayment of, the amount of such excess for application on the Loan Balance, (b) provide additional collateral, of character and value satisfactory to the Lender in its sole discretion, to secure the amount of such excess by the execution and delivery to the Lender, or (c) effect any combination of the alternatives described in clauses (a) and (b) of this Section and acceptable to the Lender in its sole discretion. In the event that a mandatory prepayment


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        is required under this Section and the Loan Balance is less than the amount required to be prepaid, the Borrower shall repay the entire Loan Balance and, in accordance with the provisions of the relevant Letter of Credit Applications executed by the Borrower or otherwise to the satisfaction of the Lender, deposit with the Lender, as additional collateral securing the Obligations, an amount of cash, in immediately available funds, equal to the L/C Exposure minus the lesser of the Commitment Amount or the Borrowing Base. The cash deposited with the Lender in satisfaction of the requirement provided in this Section may be invested, at the sole discretion of the Lender and then only at the express direction of the Borrower as to investment vehicle and maturity (which shall be no later than the latest expiry date of any then outstanding Letter of Credit), for the account of the Borrower in cash or cash equivalent investments offered by or through the Lender."

        2.5 Addition of Section 2.23. Section 2.23 shall be added to the Credit Agreement to read as follows:

           "2.23   Letter of Credit Facility.  (a) Upon the terms and conditions
        (including, without limitation, the right of the Lender to decline to issue any Letter of Credit so long as any Default or Event of Default exists) and relying on the representations and warranties contained in this Agreement, the Lender agrees, during the Commitment Period, to issued Letters of Credit following the receipt not less than three Business Days prior to the requested date for issuance of the relevant Letter of Credit, of a Letter of Credit Application executed by the Borrower; provided, however, (a) no Letter of Credit shall have an expiration date which is more than one year after the issuance thereof or subsequent to the Commitment Termination Date, and (b) the Lender shall not be obligated to issue any Letter of Credit if (i) the face amount thereof would exceed the Available Commitment, or (ii) after giving effect to the issuance thereof, (A) the L/C Exposure, when added to the Loan Balance then outstanding, would exceed the lesser of the Commitment Amount or the Borrowing Base then in effect, or (B) the L/C Exposure would exceed $5,000,000.

           (b) Should the Lender be called upon by the beneficiary of any Letter of Credit to honor all or any portion of the commitment thereunder, whether upon the presentation of drafts or otherwise, such payment by the Lender on account of such Letter of Credit shall be treated, for all purposes, as a Floating Rate Loan and an advance against the Note."

        2.6 Addition of Section 2.24. Section 2.24 shall be added to the Credit Agreement to read as follows:

           "2.24 Use of Loan Proceeds and Letters of Credit. (a) Proceeds of all Loans shall be used solely for general corporate purposes of the Borrower and Co-Borrowers."


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          (b) Letters of Credit shall be used solely for general corporate purposes of the Borrower; provided, however, no Letter of Credit may be used in lieu or in support of stay or appeal bonds."

     2.7 Addition of Section 2.25. Section 2.25 shall be added to the Credit Agreement to read as follows:

          "2.25 Letter of Credit Fee. In addition to interest on the Note as provided herein and Commitment Fees and Facility Fees payable hereunder, the borrower agrees to pay to the Lender, on the date of issuance of each Letter of credit, a fee equal to one percent (1%) per annum, calculated on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day), on the fact amount of such Letter of Credit during the period for which such Letter of Credit is issued; provided, however, in the event such Letter of Credit is canceled prior to its original expiry date or a payment is made by the Letter of Credit is canceled prior to its original expiry date or a payment is made by the Lender with respect to such Letter of Credit, the Lender shall, within 30 days after such cancellation or the making of such payment, rebate to the Borrower the unearned portion of such fee. The Borrower also agrees to pay to the Lender on demand its customary letter of credit transactional fees, including, without limitation, amendment fees, payable with respect to each Letter of Credit."

     2.8 Amendment of Section 3.2. Section 3.2 of the Credit Agreement shall be amended to read as follows:

          "3.2 Each Loan and Letter of Credit. In addition to the conditions precedent stated elsewhere herein, the Lender shall not be obligated to make any Loan or issue any Letter of Credit unless:

          (a) the Borrower and/or the Co-Borrowers shall have delivered to the Lender a Borrowing Request at least the requisite time prior to the requested date for the relevant Loan, or a Letter of Credit Application at least three Business days prior to the requested issuance date for the relevant Letter of Credit; and each statement or certification made in such Borrowing Request or Letter of Credit Application, as the case may be, shall be true and correct in all material respects on the requested date for such Loan or issuance of such Letter of Credit;

          (b) no Event of Default or Default shall exist or will occur as a result of the making of the requested Loan or the issuance of the requested Letter of Credit;

          (c) if requested by the Lender, the Borrower and/or the Co-Borrowers shall have delivered evidence satisfactory to the Lender substantiating any of the matters contained in this Agreement which are necessary to enable the Borrower and/or the Co-Borrowers to qualify for such Loan or the issuance of such Letter of Credit;
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          (d) the Lender shall have received, reviewed, and approved such additional documents and items as described in Section 3.1 as may be requested by the Lender with respect to such Loan or Letter of Credit;

          (e) no event shall have occurred which, in the reasonable opinion of the Lender, could have a Material Adverse Effect;

          (f) each of the representations and warrants contained in this Agreement shall be true and correct and shall be deemed to be repeated by the Borrower and/or the Co-Borrowers as if made on the requested date for such Loan or the issuance of such Letter of Credit;

          (g) the Security Instruments shall be in full force and effect and provide to the Lender the security intended thereby;

          (h) neither the consummation of the transactions contemplated hereby nor the making of such Loan or the issuance of such Letter of Credit shall contravene, violate, or conflict with any Requirement of Law;

          (i) the Borrower, Co-Borrowers and Diverse shall hold full legal title to the Collateral pledged by such entity and be the sole beneficial owner thereof;

          (j) the Lender shall have received the payment of all Engineering Fees, Facility Fees, Letter of Credit Fees, and other fees payable to the Lender hereunder and reimbursement from the Borrower and/or the Co-Borrowers, or special legal counsel for the Lender shall have received payment from the Borrower and/or the Co-Borrowers, for (i) all reasonable fees and expenses of counsel to the Lender for which the Borrower and/or the Co-Borrowers is responsible pursuant to applicable provisions of this Agreement and for which invoices have been presented as of or prior to the date of the relevant Loan or Letter of Credit Application, and (ii) estimated fees charged by filing officers and other public officials incurred or to be incurred in connection with the filing and recordation of any Security Instruments, for which invoices been presented as of or prior to the date of the requested Loan or Letter of Credit Application; and

          (k) all matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to the Lender."

        2.9 Amendment of Section 5.20. Section 5.20 of the Credit Agreement shall be amended to read as follows:

          "5.20 INDEMNIFICATION. INDEMNIFICATION AND HOLD THE LENDER AND ITS SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, AND AFFILIATES AND EACH TRUSTEE FOR THE
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BENEFIT OF THE LENDER UNDER ANY SECURITY INSTRUMENT HARMLESS FROM AND AGAINST
ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, ADMINISTRATIVE AND JUDICIAL PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTIONS, REQUIREMENTS AND ENFORCEMENT ACTIONS OF ANY KIND, AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM (A) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES ON, UNDER, OR FROM ANY PROPERTY OF THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE. WHETHER PRIOR TO OR DURING THE TERM HEREOF, (B) ANY ACTIVITY CARRIED ON OR UNDERTAKEN ON OR OFF ANY PROPERTY OF THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE, WHETHER PRIOR TO OR DURING THE TERM HEREOF, AND WHETHER BY THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE OR ANY PREDECESSOR IN TITLE, EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE OR ANY OTHER PERSON AT ANY TIME OCCUPYING OR PRESENT ON SUCH PROPERTY, IN CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED OR PRESENT ON OR UNDER SUCH PROPERTY, (C) ANY RESIDUAL CONTAMINATION ON OR UNDER ANY PROPERTY OF THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE, (D) ANY CONTAMINATION OF ANY PROPERTY OR NATURAL RESOURCES ARISING IN CONNECTION WITH THE GENERATION, USE, HANDLING, STORAGE, TRANSPORTATION OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES BY THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE OR ANY EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE WHILE SUCH PERSONS ARE ACTING WITHIN THE SCOPE OF THEIR RELATIONSHIP WITH THE BORROWER AND/OR THE CO-BORROWERS OR DIVERSE, IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH APPLICABLE REQUIREMENTS OF LAW, OR (E) THE PERFORMANCE OF ANY LOAN DOCUMENT, ANY ALLEGATION BY ANY BENEFICIARY OF A LETTER OF CREDIT OF A WRONGFUL DISHONOR BY THE LENDER OF A CLAIM OR DRAFT PRESENTED THEREUNDER, OR ANY OTHER ACT OR OMISSION IN CONNECTION WITH OR RELATED TO ANY LOAN DOCUMENT OR THE
TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING IN THIS SECTION ARISING FROM NEGLIGENCE, OTHER THAN GROSS NEGLIGENCE, WHETHER SOLE OR CONCURRENT, ON THE PART OF THE LENDER OR ANY OF ITS SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, OR AFFILIATES OR ANY TRUSTEE FOR THE BENEFIT OF THE LENDER UNDER ANY SECURITY INSTRUMENT; WITH THE



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        FOREGOING INDEMNITY SURVIVING SATISFACTION OF ALL OBLIGATIONS AND THE
        TERMINATION OF THIS AGREEMENT, UNLESS ALL SUCH OBLIGATIONS HAVE BEEN SATISFIED WHOLLY IN CASH FROM THE BORROWER AND NOT BY WAY OF REALIZATION AGAINST ANY COLLATERAL OR THE CONVEYANCE OF ANY PROPERTY IN LIEU THEREOF, PROVIDED THAT SUCH INDEMNITY SHALL NOT EXTEND TO ANY ACT OR OMISSION BY THE LENDER WITH RESPECT TO ANY PROPERTY SUBSEQUENT TO THE LENDER BECOMING THE OWNER OF SUCH PROPERTY AND WITH RESPECT TO WHICH PROPERTY SUCH CLAIM, LOSS, DAMAGE, LIABILITY, FINE, PENALTY, CHARGE, PROCEEDING, ORDER, JUDGMENT, ACTION, OR REQUIREMENT ARISES SUBSEQUENT TO THE ACQUISITION OF TITLE THERETO BY THE LENDER."

        2.10 Amendment of Section 7.1(e). Section 7.1(e) of the Credit Agreement shall be amended to read as follows:

           "7.1(e) the Borrower and/or the Co-Borrowers shall be unable to satisfy any condition or cure any circumstance specified in Article III, the satisfaction or curing of which is precedent to the right of the Borrower and/or the Co-Borrowers to obtain a Loan or the issuance of a Letter of Credit, and such inability shall continue for a period in excess of 30 days;"


        2.11 Amendment of Section 8.7. Section 8.7 of the Credit Agreement shall be amended to read as follows:

           "8.7    No Waiver; Rights Cumulative.  No course of dealing on the part of the Lender, its officers or employees, nor any failure or delay by the Lender with respect to exercising any of its rights under any Loan Document shall operate as a waiver thereof. The rights of the Lender under the Loan Documents shall be cumulative and the exercise or partial exercise of any such right shall not preclude the exercise of any other right. Neither the making of any Loan nor the issuance of a Letter of Credit shall constitute a waiver of any of the covenants, warranties, or conditions of the Borrower and the Co-Borrowers contained herein. In the event the Borrower and the Co-Borrowers are unable to satisfy any such covenant, warranty, or condition, neither the making of any Loan nor the issuance of a Letter of Credit shall have the effect of precluding the Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided."


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                                  ARTICLE III

                                   CONDITIONS

     The obligations of the Lender to amend the Credit Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     3.1 Receipt of Documents and Other Items. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

          (a) multiple counterparts of the Amendment executed by the Borrowers, as requested by the Lender;

          (b)  Security Agreement (Stock Pledge) of stock of BEC Energy, Inc.;

          (c) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from BEC Energy, Inc.;

          (d) payment of the legal fees and expenses of counsel to the Lender in connection with this Amendment and the transactions contemplated hereby; and

          (e) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

     3.2 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Credit Agreement and in any other Loan Document shall be true and correct, except as affected by the transactions contemplated in the Credit Agreement and this Amendment.

     3.3 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     The Borrower and each of the Co-Borrowers hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in
Article IV of the Credit Agreement and set forth in any other Loan Document to which it is a party, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Credit Agreement and this Amendment.


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                                   ARTICLE V

                                  RATIFICATION

        Each of the parties hereto does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents to which it is a party, in all things in accordance with the terms and provisions thereof, as amended by this Amendment and the documents executed in connection herewith.

                                   ARTICLE VI

                                 MISCELLANEOUS

        6.1 Scope of Amendment. The scope of this Amendment is expressly limited to the matters addressed herein and this Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Credit Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Amendment.

        6.2 Credit Agreement as Amended. All references to the Credit Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        6.3 Parties in Interest. All provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Co-Borrowers, the Lender, and their respective successors and permitted assigns.

        6.4 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the parties hereto and their respective successors and permitted assigns. No other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

        6.5 Entire Agreement. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, AMONG SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT AMONG SUCH PARTIES.



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        6.6     Governing Law:  THIS AMENDMENT AND ALL ISSUES ARISING IN
CONNECTION HEREWITH AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

        6.7 Jurisdiction and Venue. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH OF THE BORROWERS HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

        6.8 Waiver of Rights to Jury Trial. THE BORROWER, EACH OF THE CO-BORROWERS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONAL WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY
ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT  BY JURY IN
ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT TO ANY OF THE TERMS OR PROVISIONS OF THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR OTHER WISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT.

        IN WITNESS WHEREOF, This Amendment is executed effective as of the date first hereinabove written.


                                           SOUTHERN MINERAL CORPORATION
                                           SMC PRODUCTION CO.
                                           SPRUCE HILLS PRODUCTION COMPANY,
                                           INC.
                                           BEC ENERGY, INC.

                                           By: JAMES H. PRICE
                                              -----------------------
                                               James H. Price
                                               Vice President-Finance

                                            COMPASS BANK



                                            By: ALLISON HAMMER
                                               -------------------
                                                Allison Hammer
                                                Vice President